EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, a Senior Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of January, 2012.

/s/ Eric J. Martin
Eric J. Martin
Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Darryl D. Button, a Director, Executive Vice President and Chief Financial Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January, 2012.

/s/ Darryl D. Button
Darryl D. Button
Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of December, 2011.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January, 2012.

/s/ Arthur C. Schneider
Arthur C. Schneider Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January, 2012.

/s/ Mark W. Mullin
Mark W. Mullin Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig D. Vermie, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and David W. Hopewell, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity – B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity – G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity – I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity – J	333-131987
Separate Account VA EE	Flexible Premium Variable Annuity – O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product	333-163878
Separate Account VA GG	Flexible Premium Variable Annuity – Q	333-169445
Separate Account VA HH	Flexible Premium Variable Annuity – S	333-173285
Separate Account VA M	Flexible Premium Variable Annuity – U	333-177584

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 2012.

/s/ Craig D. Vermie
Craig D. Vermie Director, Senior Vice President, Secretary and General Counsel